                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated January 18, 1999 incorporated by reference in this Form 10-K into the Company's previously filed Registration Statements on Form S-3 (Registration No. 333-19929) and on Form S-8 (Registration No. 33-63126 and No. 333-34069).


                                    /s/ Arthur Andersen LLP



Stamford, CT
March 29, 1999